Exhibit 99.1

News Release

Contacts:	Jenny Gelhausen Investor Relations Oracle Corporation (650) 506-4073

ORACLE REPORTS Q4 GAAP EPS OF 20 CENTS, NON-GAAP EPS OF 26 CENTS UP 36%

Applications New License Sales up 52%; Database and Middleware New License Sales up 16%

REDWOOD SHORES, Calif., June 29, 2005 — Oracle Corporation (NASDAQ: ORCL) today announced that fiscal 2005 Q4 GAAP earnings per share were up 4% to $0.20, and non-GAAP earnings per share were up 36% to $0.26. GAAP net income for the quarter was up 3% to $1.02 billion, while non-GAAP net income grew 35% to $1.36 billion. GAAP revenues were up 26% to $3.88 billion while non-GAAP revenues were up 32% to $4.06 billion for the quarter.

Fourth quarter GAAP total software revenues were up 24% to $3.12 billion while non-GAAP total software revenues were up 31% to $3.30 billion. GAAP database and middleware new license revenues were up 16% to $1.26 billion for the quarter, while GAAP applications new license revenues were up 52% to $350 million for the quarter. GAAP services revenues were up 35% to $755 million.

“Oracle’s database business delivered another strong growth quarter,” said Oracle CEO, Larry Ellison. “The latest Gartner, IDC and Morgan Stanley database surveys all agree that Oracle is increasing database market share while IBM’s DB2 database is in decline. This quarter marks an acceleration of that trend as more and more companies move their database applications off mainframes onto Oracle Grids.”

“The rapid integration of PeopleSoft into our business contributed to the strong growth in both applications sales and profits that we saw in the quarter,” said Oracle President, Safra Catz. “The combination of increased organic growth plus a carefully targeted acquisition strategy have pushed Oracle’s revenue and profits to record levels.”

“The global field organization turned in a stellar performance with 130% sequential growth in applications in the first full quarter past the PeopleSoft acquisition. Our emphasis on product specialization is producing benefits that we expect to continue in FY06”, said Oracle President, Charles Phillips.

-more-

For the full fiscal year 2005, Oracle’s GAAP earnings per share increased 10% to $0.55, and non-GAAP earnings per share increased 31% to $0.68. GAAP net income was up 8% to $2.9 billion, while non-GAAP net income grew 29% to $3.5 billion. GAAP revenue was up 16% to $11.8 billion, while non-GAAP revenue was up 19% to $12.1 billion.

Fiscal year 2005 GAAP software revenues were up 17% to $9.4 billion while non-GAAP software revenues were up 21% to $9.7 billion. GAAP database and middleware new license sales were up 13% to $3.3 billion, and GAAP applications new license revenues were up 28% to $785 million. GAAP service revenues were up 14% to $2.4 billion.

Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please call Investor Relations at (650) 506-4073 or visit Oracle on the web at www.oracle.com/investor.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability. We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, unanticipated fluctuations in currency exchange rates, delays in product delivery, or a decline in our renewal rates for software license updates and product support. (2) We have an active acquisition program, and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (3) We cannot assure market acceptance of new products or new versions of existing products. (4) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (5) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Factors That May Affect Our Future Results or the Market Price of Our Stock”. Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of June 29, 2005. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2005 QUARTER TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended May 31,			Three Months Ended May 31,		% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2005	% of Revenues		2004	% of Revenues

REVENUES
New software licenses	$1,609	42%		$1,313	43%	23%		20%
Software license updates and product support	1,514	39%		1,205	39%	26%		22%

Software Revenues	3,123	81%		2,518	82%	24%		21%

Services	755	19%		558	18%	35%		32%

Total Revenues	3,878	100%		3,076	100%	26%		23%

OPERATING EXPENSES (2)
Sales and marketing	807	21%		620	20%	30%		27%
Software license updates and product support	180	4%		140	4%	29%		25%
Cost of services	611	16%		434	14%	41%		37%
Research and development	457	12%		321	11%	42%		41%
General and administrative	150	4%		137	5%	9%		6%
Amortization of intangible assets	121	3%		7	0%	*		*
Acquisition related	105	3%		11	0%	*		*
Restructuring	40	1%		—	0%	*		*

Total Operating Expenses	2,471	64%		1,670	54%	48%		45%

OPERATING INCOME	1,407	36%		1,406	46%	0%		(4%	)
Interest expense	(66)	(1%	)	(3)	0%	*		*
Non-operating income, net	46	1%		16	0%	*		*

INCOME BEFORE PROVISION FOR INCOME TAXES	1,387	36%		1,419	46%	(2%	)	(6%	)

Provision for income taxes	365	10%		429	14%	(15%	)	(15%	)

NET INCOME	$1,022	26%		$990	32%	3%		(2%	)

EARNINGS PER SHARE :
Basic	$0.20			$0.19		4%
Diluted	$0.20			$0.19		4%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,145			5,185		(1%	)
Diluted	5,234			5,283		(1%	)

*	not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on the last day of the prior fiscal year, rather than the actual exchange rates in effect during the current period. The United States dollar weakened relative to major international currencies in the three months ended May 31, 2005 compared with the corresponding prior year period, contributing 3 percentage points of revenue growth, 3 percentage points to the increase in operating expenses, and 4 percentage points of operating income growth.

(2)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q4 FISCAL 2005 QUARTER TO DATE FINANCIAL RESULTS

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Three Months Ended May 31,			Three Months Ended May 31,			Non-GAAP
	2005 Reported	Adj.	2005 Non-GAAP	2004 Reported	Adj.	2004 Non- GAAP	% Increase (Decrease) in US $	% Increase (Decrease) in Constant Currency

REVENUES
New software licenses	$1,609	$—	$1,609	$1,313	$—	$1,313	23%	20%
Software license updates and product support (2)	1,514	178	1,692	1,205	—	1,205	40%	36%

Software Revenues	3,123	178	3,301	2,518	—	2,518	31%	28%

Services	755	—	755	558	—	558	35%	32%

Total Revenues	3,878	178	4,056	3,076	—	3,076	32%	29%

OPERATING EXPENSES
Sales and marketing (3)	807	(4)	803	620	—	620	30%	27%
Software license updates and product support (3)	180	(1)	179	140	—	140	28%	24%
Cost of services (3)	611	(4)	607	434	—	434	40%	36%
Research and development (3)	457	(6)	451	321	—	321	40%	39%
General and administrative	150	—	150	137	—	137	9%	6%
Amortization of intangible assets (4)	121	(121)	—	7	(7)	—	*	*
Acquisition related (5)	105	(105)	—	11	(11)	—	*	*
Restructuring (6)	40	(40)	—	—	—	—	*	*

Total Operating Expenses	2,471	(281)	2,190	1,670	(18)	1,652	33%	30%

OPERATING INCOME	1,407	459	1,866	1,406	18	1,424	31%	27%
Interest expense	(66)	—	(66)	(3)	—	(3)	*	*
Non-operating income, net	46	—	46	16	—	16	*	*

INCOME BEFORE PROVISION FOR INCOME TAXES	1,387	459	1,846	1,419	18	1,437	28%	24%

Provision for income taxes (7)	365	126	491	429	5	434	13%	13%

NET INCOME	$1,022	$333	$1,355	$990	$13	$1,003	35%	30%

EARNINGS PER SHARE :
Basic	$0.20		$0.26	$0.19		$0.19	36%
Diluted	$0.20		$0.26	$0.19		$0.19	36%

*	not meaningful

(1)	We use non-GAAP measures of net income and diluted earnings per share which exclude certain purchase accounting adjustments and expenses that we believe are appropriate to enhance an overall understanding of our past financial performance and prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends, as well as our marketplace performance. The non-GAAP results are an indication of our baseline performance before the effects of business combination adjustments and other charges that are considered by management to be outside of our core business segment operational results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted earnings per share prepared in accordance with GAAP.

(2)	In connection with our purchase price allocation, we estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005. Software license updates and product support revenue related to support contracts assumed in business acquisitions in the amount of $178 million, that would have been otherwise recorded by the acquired entities, was not recognized as revenue by Oracle in the fourth quarter of fiscal 2005. As customers renew these support contracts over the next year, we will recognize revenue for the full contract value over the support period.

(3)	Non-GAAP adjustment represents stock-based compensation related to unvested stock options assumed in connection with the PeopleSoft acquisition.

(4)	Primarily represents the amortization of intangible assets acquired in connection with our acquisition of PeopleSoft.

(5)	Acquisition related charges primarily consist of in-process research and development expenses, stock-based compensation expenses, as well as personnel-related costs for transitional employees who have been or will be terminated after the completion of the legal entity mergers or integration activities. Stock-based compensation included in acquisition related charges resulted from unvested options assumed in the PeopleSoft acquisition whose vesting was fully accelerated upon termination of the employees pursuant to the terms of these options.

(6)	Restructuring costs include Oracle employee severance and duplicate Oracle facility closures.

(7)	The income tax provision was calculated to reflect a 28.75% and 32.0% tax rate in fiscal 2005 and 2004, respectively.

ORACLE CORPORATION

FISCAL 2005 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Year Ended May 31,			Year Ended May 31,		% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2005	% of Revenues		2004	% of Revenues

REVENUES
New software licenses	$4,091	35%		$3,541	35%	16%		12%
Software license updates and product support	5,330	45%		4,529	44%	18%		14%

Software Revenues	9,421	80%		8,070	79%	17%		13%

Services	2,378	20%		2,086	21%	14%		10%

Total Revenues	11,799	100%		10,156	100%	16%		12%

OPERATING EXPENSES (2)
Sales and marketing	2,511	21%		2,123	21%	18%		15%
Software license updates and product support	618	5%		547	5%	13%		9%
Cost of services	2,033	17%		1,770	17%	15%		11%
Research and development	1,491	13%		1,254	13%	19%		18%
General and administrative	550	5%		508	5%	8%		6%
Amortization of intangible assets	219	2%		36	0%	*		*
Acquisition related	208	2%		54	1%	*		*
Restructuring	147	1%		—	0%	*		*

Total Operating Expenses	7,777	66%		6,292	62%	24%		20%

OPERATING INCOME	4,022	34%		3,864	38%	4%		(1%	)
Interest expense	(135)	(1%	)	(21)	0%	*		*
Non-operating income, net	164	1%		102	1%	*		*

INCOME BEFORE PROVISION FOR INCOME TAXES	4,051	34%		3,945	39%	3%		(2%	)

Provision for income taxes	1,165	10%		1,264	13%	(8%	)	(9%	)

NET INCOME	$2,886	24%		$2,681	26%	8%		1%

EARNINGS PER SHARE :
Basic	$0.56			$0.51		9%
Diluted	$0.55			$0.50		10%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,136			5,215		(2%	)
Diluted	5,231			5,326		(2%	)

*	not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on the last day of the prior fiscal year, rather than the actual exchange rates in effect during the current period. The United States dollar weakened relative to major international currencies for the year ended May 31, 2005 compared with the corresponding prior year period, contributing 4 percentage points of revenue growth, 4 percentage points to the increase in operating expenses, and 5 percentage points of operating income growth.

(2)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

FISCAL 2005 YEAR TO DATE FINANCIAL RESULTS

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Year Ended May 31,			Year Ended May 31,			Non-GAAP
	2005 Reported	Adj.	2005 Non-GAAP	2004 Reported	Adj.	2004 Non-GAAP	% Increase (Decrease) in US $	% Increase (Decrease) in Constant Currency

REVENUES
New software licenses	$4,091	$—	$4,091	$3,541	$—	$3,541	16%	12%
Software license updates and product support (2)	5,330	320	5,650	4,529	—	4,529	25%	21%

Software Revenues	9,421	320	9,741	8,070	—	8,070	21%	17%

Services	2,378	—	2,378	2,086	—	2,086	14%	10%

Total Revenues	11,799	320	12,119	10,156	—	10,156	19%	15%

OPERATING EXPENSES
Sales and marketing (3)	2,511	(6)	2,505	2,123	—	2,123	18%	15%
Software license updates and product support (3)	618	(2)	616	547	—	547	13%	9%
Cost of services (3)	2,033	(7)	2,026	1,770	—	1,770	14%	10%
Research and development (3)	1,491	(10)	1,481	1,254	—	1,254	18%	17%
General and administrative	550	—	550	508	—	508	8%	6%
Amortization of intangible assets (4)	219	(219)	—	36	(36)	—	*	*
Acquisition related (5)	208	(208)	—	54	(54)	—	*	*
Restructuring (6)	147	(147)	—	—	—	—	*	*

Total Operating Expenses	7,777	(599)	7,178	6,292	(90)	6,202	16%	12%

OPERATING INCOME	4,022	919	4,941	3,864	90	3,954	25%	20%
Interest expense	(135)	—	(135)	(21)	—	(21)	*	*
Non-operating income, net	164	—	164	102	—	102	*	*

INCOME BEFORE PROVISION FOR INCOME TAXES	4,051	919	4,970	3,945	90	4,035	23%	18%

Provision for income taxes (7)	1,165	264	1,429	1,264	29	1,293	11%	10%

NET INCOME	$2,886	$655	$3,541	$2,681	$61	$2,742	29%	22%

EARNINGS PER SHARE :
Basic	$0.56		$0.69	$0.51		$0.53	31%
Diluted	$0.55		$0.68	$0.50		$0.51	31%

*	not meaningful

(1)	We use non-GAAP measures of net income and diluted earnings per share which exclude certain purchase accounting adjustments and expenses that we believe are appropriate to enhance an overall understanding of our past financial performance and prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends, as well as our marketplace performance. The non-GAAP results are an indication of our baseline performance before the effects of business combination adjustments and other charges that are considered by management to be outside of our core business segment operational results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted earnings per share prepared in accordance with GAAP.

(2)	In connection with our purchase price allocation, we estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005. Software license updates and product support revenue related to support contracts assumed in business acquisitions in the amount of $320 million, that would have been otherwise recorded by the acquired entities, was not recognized as revenue by Oracle in fiscal 2005. As customers renew these support contracts over the next year, we will recognize revenue for the full contract value over the support period.

(3)	Non-GAAP adjustment represents stock-based compensation related to unvested stock options assumed in connection with the PeopleSoft acquisition.

(4)	Primarily represents the amortization of intangible assets acquired in connection with our acquisition of PeopleSoft.

(5)	Acquisition related charges primarily consist of in-process research and development expenses, costs associated with our tender offer for PeopleSoft prior to the agreement date, stock-based compensation expenses, as well as personnel-related costs for transitional employees who have been or will be terminated after the completion of the legal entity mergers or integration activities. Stock-based compensation included in acquisition related charges resulted from unvested options assumed in the PeopleSoft acquisition whose vesting was fully accelerated upon termination of the employees pursuant to the terms of these options.

(6)	Restructuring costs include Oracle employee severance and duplicate Oracle facility closures.

(7)	The income tax provision was calculated to reflect a 28.75% and 32.0% tax rate in fiscal 2005 and 2004, respectively.

ORACLE CORPORATION

FISCAL 2005 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS (1)

($ in millions)

	May 31, 2005	May 31, 2004
ASSETS
Current Assets:
Cash and cash equivalents	$3,894	$4,138
Marketable securities	908	4,449
Trade receivables, net	2,570	2,012
Deferred tax assets	486	301
Other current assets	621	436

Total Current Assets	8,479	11,336

Non-Current Assets:
Property, net	1,442	1,068
Intangible assets	3,373	39
Goodwill	7,003	41
Other assets	390	279

Total Non-Current Assets	12,208	1,427

TOTAL ASSETS	$20,687	$12,763

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term borrowings and current portion of long-term debt	$2,693	$9
Accounts payable	230	191
Income taxes payable	904	929
Accrued compensation and related benefits	923	816
Accrued restructuring	156	—
Deferred revenues	2,289	1,497
Other current liabilities	868	830

Total Current Liabilities	8,063	4,272

Non-Current Liabilities:
Long-term debt	159	163
Deferred tax liabilities	1,010	59
Accrued restructuring	120	—
Deferred revenues	126	43
Other long-term liabilities	372	231

Total Non-Current Liabilities	1,787	496
Stockholders’ Equity	10,837	7,995

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$20,687	$12,763

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

FISCAL 2005 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)

($ in millions)

	Year Ended May 31,
	2005	2004

Cash Flows From Operating Activities:
Net income	$2,886	$2,681
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	206	198
Amortization of intangible assets	219	36
Provision for trade receivable allowances	197	173
Deferred income taxes	(66)	58
Minority interests in income	42	37
Amortization of stock-based compensation	72	—
Non cash restructuring	33	—
In-process research and development	46	—
Net investment gains related to equity securities	(2)	(29)
Changes in assets and liabilities, net of effects from acquisitions:
Increase in trade receivables	(88)	(245)
Decrease (increase) in prepaid expenses and other assets	164	(30)
(Decrease) increase in accounts payable and other liabilities	(533)	25
(Decrease) increase in income taxes payable	(18)	200
Increase in deferred revenues	394	91

Net cash provided by operating activities	3,552	3,195

Cash Flows From Investing Activities:
Purchases of investments	(7,101)	(10,310)
Proceeds from maturities and sale of investments	12,194	8,009
Acquisitions, net of cash acquired	(10,656)	(21)
Capital expenditures	(188)	(189)
Increase in other assets	(2)	(37)

Net cash used for investing activities	(5,753)	(2,548)

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(1,343)	(1,499)
Proceeds from issuance of common stock	596	354
Proceeds from borrowings	12,505	6
Payments of debt	(9,830)	(150)
Distributions to minority interests	(44)	(31)

Net cash provided by (used for) financing activities	1,884	(1,320)

Effect of exchange rate changes on cash and cash equivalents	73	74

Net decrease in cash and cash equivalents	(244)	(599)

Cash and cash equivalents at beginning of period	4,138	4,737

Cash and cash equivalents at end of period	$3,894	$4,138

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

FISCAL 2005 FINANCIAL RESULTS

FREE CASH FLOW– TRAILING TWELVE MONTHS (1)

($ in millions)

	Fiscal 2004				Fiscal 2005

	Q1 (2)	Q2 (2)	Q3 (2)	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$3,074	$3,172	$3,003	$3,195	$3,350	$3,386	$3,575	$3,552

Capital Expenditures (3)	(324)	(319)	(347)	(189)	(147)	(178)	(195)	(188)

Free Cash Flow	$2,750	$2,853	$2,656	$3,006	$3,203	$3,208	$3,380	$3,364

% Growth	(5)%	(3)%	(12)%	9%	16%	12%	27%	12%

GAAP Net Income	$2,404	$2,486	$2,550	$2,681	$2,749	$2,948	$2,854	$2,886

Free Cash Flow as a % of Net Income	114%	115%	104%	112%	117%	109%	118%	117%

(1)	We believe reporting free cash flow provides more visibility to our ability to generate cash. We believe that this measure is also useful to investors as one of the bases for comparing our operating performance with our competitors. We evaluate free cash flow over a trailing twelve month period versus on a quarterly basis as we manage our business on an annual basis. Free cash flow is not a measure of financial performance under U.S. generally accepted accounting principles and should not be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity. The reconciliation of free cash flow to GAAP operating cash flow is provided above. Certain prior period balances have been reclassified to conform to the current period presentation.

(2)	Capital expenditures included $168.3 million related to the purchase of land and office buildings in the fourth quarter of fiscal 2003 that were previously leased.

(3)	Represents capital expenditures as reported in cash flows from investing activities of our cash flow statements presented in accordance with U.S. generally accepted accounting principles.

ORACLE CORPORATION

FISCAL 2005 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GEOGRAPHIC REVENUES AND HEADCOUNT

(in millions, except headcount data)

	Fiscal 2004					Fiscal 2005

	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
GEOGRAPHIC REVENUES (1)

REVENUES
Americas	$1,042	$1,250	$1,216	$1,475	$4,983	$1,091	$1,292	$1,437	$1,977	$5,798
Europe, Middle East & Africa	717	881	918	1,161	3,677	778	1,062	1,088	1,361	4,288
Asia Pacific	313	367	375	440	1,496	346	402	425	540	1,713

Total Revenues	$2,072	$2,498	$2,509	$3,076	$10,156	$2,215	$2,756	$2,950	$3,878	$11,799

HEADCOUNT

GEOGRAPHIC AREA
Domestic	17,437	17,056	16,908	16,659		16,458	16,347	21,774	21,544
International	22,887	23,559	24,286	24,999		25,610	26,233	29,107	28,328

Total Company	40,324	40,615	41,194	41,658		42,068	42,580	50,881	49,872

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

ORACLE CORPORATION

FISCAL 2005 FINANCIAL RESULTS

ESTIMATED NON-GAAP TOTAL PRODUCT REVENUE ANALYSIS (1) (2)

($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
NON-GAAP APPLICATIONS REVENUES
New software licenses	$107	$137	$140	$231	$615	$69	$215	$152	$350	$785
Software license updates and product support (3)	221	238	237	239	935	238	254	494	622	1,608
Software Revenues	328	375	377	470	1,550	307	469	646	972	2,393
Services	216	212	203	233	864	190	216	348	435	1,189
Total Non-GAAP Application Related Revenues	$544	$587	$580	$703	$2,414	$497	$685	$994	$1,407	$3,582
REPORTED NON-GAAP REVENUE GROWTH RATES
New software licenses	(4%)	27%	0%	(6%)	2%	(36%)	57%	9%	52%	28%
Software license updates and product support (3)	16%	18%	9%	3%	11%	8%	7%	108%	160%	72%
Software Revenues	9%	21%	6%	(2%)	7%	(6%)	25%	71%	107%	54%
Services	(18%)	(24%)	(20%)	(7%)	(18%)	(12%)	2%	71%	87%	38%
Total Non-GAAP Application Related Revenues	(4%)	(1%)	(5%)	(4%)	(3%)	(9%)	17%	71%	100%	48%
NON-GAAP CONSTANT CURRENCY GROWTH RATES
New software licenses	(6%)	18%	(5%)	(9%)	(2%)	(38%)	51%	7%	49%	25%
Software license updates and product support (3)	13%	12%	4%	0%	7%	4%	3%	104%	155%	67%
Software Revenues	6%	14%	0%	(4%)	3%	(9%)	21%	68%	103%	50%
Services	(21%)	(29%)	(25%)	(10%)	(22%)	(15%)	(1%)	67%	83%	33%
Total Non-GAAP Application Related Revenues	(7%)	(6%)	(10%)	(6%)	(7%)	(11%)	13%	68%	96%	44%

DATABASE & MIDDLEWARE REVENUES
New software licenses	$418	$718	$707	$1,082	$2,926	$494	$756	$795	$1,259	$3,306
Software license updates and product support	813	876	939	966	3,594	938	998	1,038	1,070	4,042
Software Revenues	1,231	1,594	1,646	2,048	6,520	1,432	1,754	1,833	2,329	7,348
Services	297	317	283	325	1,222	286	317	266	320	1,189
Total Database and Middleware Related Revenues	$1,528	$1,911	$1,929	$2,373	$7,742	$1,718	$2,071	$2,099	$2,649	$8,537
AS REPORTED REVENUE GROWTH RATES
New software licenses	(8%)	9%	15%	15%	10%	18%	5%	12%	16%	13%
Software license updates and product support	14%	16%	19%	16%	16%	15%	14%	11%	11%	12%
Software Revenues	5%	13%	17%	16%	13%	16%	10%	11%	14%	13%
Services	1%	2%	(4%)	(2%)	(1%)	(4%)	0%	(6%)	(2%)	(3%)
Total Database and Middleware Related Revenues	5%	11%	14%	13%	11%	12%	8%	9%	12%	10%
CONSTANT CURRENCY GROWTH RATES
New software licenses	(11%)	1%	7%	11%	4%	14%	1%	9%	13%	9%
Software license updates and product support	9%	9%	11%	12%	10%	11%	10%	7%	7%	9%
Software Revenues	1%	5%	9%	11%	7%	12%	6%	8%	10%	9%
Services	(3%)	(4%)	(10%)	(5%)	(5%)	(7%)	(5%)	(8%)	(5%)	(6%)
Total Database and Middleware Related Revenues	0%	4%	6%	9%	5%	8%	4%	5%	8%	7%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Oracle tracks new software license revenues by product. Software license updates and product support revenues, along with the services revenues shown here, represent Oracle’s estimate of revenues that relate to database and middleware products, as well as application products.

(3)	In connection with our purchase price allocation, we estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005, resulting in a reduction in software license updates and product support revenues in the amount of $320 million in our GAAP financial statements. The software license updates and product support revenues shown here, include support revenues in the amount of $142 million and $178 million, in the third and fourth quarters of fiscal 2005, respectively, that would have been recognized as revenue by the acquired entities. The as reported (GAAP) growth rates were 48%, 86% and 38% for Q3FY05, Q4FY05 and FY05, respectively. The constant currency growth rates on GAAP basis were 43%, 81% and 33% for Q3FY05, Q4FY05 and FY05, respectively.

ORACLE CORPORATION

FISCAL 2005 FINANCIAL RESULTS

SUPPLEMENTAL NON-GAAP REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
TOTAL NON-GAAP REVENUES
New software licenses	$525	$855	$847	$1,313	$3,541	$563	$971	$947	$1,609	$4,091
Software license updates and product support (2)	1,034	1,114	1,176	1,205	4,529	1,176	1,252	1,532	1,692	5,650
Software Revenues	1,559	1,969	2,023	2,518	8,070	1,739	2,223	2,479	3,301	9,741
Consulting	397	396	374	422	1,589	355	395	470	589	1,810
Advanced product services	60	65	62	71	258	71	72	76	80	299
Education	56	68	50	65	239	50	66	68	86	269
Services Revenues	513	529	486	558	2,086	476	533	614	755	2,378
Total Non-GAAP Revenues	$2,072	$2,498	$2,509	$3,076	$10,156	$2,215	$2,756	$3,093	$4,056	$12,119
REPORTED NON-GAAP REVENUE GROWTH RATES
New software licenses	(7%)	12%	12%	11%	8%	7%	14%	12%	23%	16%
Software license updates and product support (2)	14%	17%	17%	13%	15%	14%	12%	30%	40%	25%
Software Revenues	6%	15%	15%	12%	12%	12%	13%	23%	31%	21%
Consulting	(8%)	(13%)	(13%)	(5%)	(10%)	(11%)	0%	26%	40%	14%
Advanced product services	(6%)	2%	(2%)	6%	0%	18%	11%	23%	13%	16%
Education	(13%)	(4%)	(7%)	(6%)	(7%)	(11%)	(3%)	36%	32%	13%
Services Revenues	(8%)	(10%)	(11%)	(4%)	(8%)	(7%)	1%	26%	35%	14%
Total Non-GAAP Revenues	2%	8%	9%	9%	7%	7%	10%	23%	32%	19%
NON-GAAP CONSTANT CURRENCY GROWTH RATES
New software licenses	(10%)	4%	4%	7%	3%	3%	9%	8%	20%	12%
Software license updates and product support (2)	9%	9%	10%	9%	9%	10%	8%	27%	36%	21%
Software Revenues	2%	7%	8%	8%	6%	8%	9%	20%	28%	17%
Consulting	(11%)	(18%)	(18%)	(8%)	(14%)	(13%)	(4%)	22%	36%	12%
Advanced product services	(10%)	(4%)	(6%)	3%	(4%)	14%	7%	20%	10%	14%
Education	(15%)	(11%)	(16%)	(10%)	(13%)	(14%)	(8%)	33%	28%	10%
Services Revenues	(12%)	(16%)	(17%)	(7%)	(13%)	(10%)	(3%)	23%	32%	10%
Total Non-GAAP Revenues	(2%)	1%	2%	5%	2%	3%	6%	19%	29%	15%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	In connection with our purchase price allocation, we estimated the fair value of support obligations assumed in connection with business acquisitions made during fiscal 2005, resulting in a reduction in software license updates and product support revenues in the amount of $320 million in our GAAP financial statements. The software license updates and product support revenues shown here, include support revenues in the amount of $142 million and $178 million, in the third and fourth quarters of fiscal 2005, respectively, that would have been recognized as revenue by the acquired entities. The as reported (GAAP) growth rates were 18%, 26% and 18% for Q3FY05, Q4FY05 and FY05, respectively. The constant currency growth rates on a GAAP basis were 15%, 22% and 14% for Q3FY05, Q4FY05 and FY05, respectively.

ORACLE CORPORATION

FISCAL 2005 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)

($ in millions)

	Fiscal 2004					Fiscal 2005
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
AMERICAS
Database & Middleware	$162	$299	$254	$420	$1,135	$197	$285	$289	$542	$1,313
Applications	41	76	85	134	336	30	116	91	229	466
New Software License Revenues	$203	$375	$339	$554	$1,471	$227	$401	$380	$771	$1,779
AS REPORTED GROWTH RATES
Database & Middleware	(15%)	16%	3%	10%	5%	22%	(5%)	14%	29%	16%
Applications	(32%)	46%	(1%)	6%	3%	(27%)	53%	7%	71%	39%
New Software License Revenues	(19%)	21%	2%	9%	5%	12%	7%	12%	39%	21%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	(15%)	14%	1%	10%	5%	21%	(5%)	12%	27%	15%
Applications	(32%)	46%	(2%)	5%	3%	(27%)	51%	7%	69%	38%
New Software License Revenues	(19%)	19%	0%	9%	4%	11%	7%	11%	37%	20%

EUROPE / MIDDLE EAST / AFRICA
Database & Middleware	$143	$263	$290	$452	$1,148	$158	$304	$325	$483	$1,270
Applications	55	48	41	72	216	28	80	44	76	227
New Software License Revenues	$198	$311	$331	$524	$1,364	$186	$384	$369	$559	$1,497
AS REPORTED GROWTH RATES
Database & Middleware	(6%)	2%	23%	19%	12%	10%	16%	12%	7%	11%
Applications	83%	17%	17%	(12%)	15%	(49%)	67%	7%	6%	5%
New Software License Revenues	9%	4%	23%	13%	12%	(6%)	23%	11%	7%	10%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	(15%)	(11%)	8%	12%	1%	3%	5%	6%	3%	4%
Applications	65%	2%	3%	(17%)	5%	(53%)	54%	2%	3%	0%
New Software License Revenues	(2%)	(9%)	8%	7%	1%	(12%)	13%	6%	3%	4%

ASIA PACIFIC
Database & Middleware	$103	$150	$156	$201	$610	$131	$160	$168	$222	$682
Applications	11	13	14	25	63	11	19	17	45	92
New Software License Revenues	$114	$163	$170	$226	$673	$142	$179	$185	$267	$774
AS REPORTED GROWTH RATES
Database & Middleware	8%	16%	29%	17%	18%	27%	7%	8%	10%	12%
Applications	(48%)	(13%)	(26%)	(32%)	(32%)	0%	46%	21%	80%	46%
New Software License Revenues	(2%)	13%	21%	8%	11%	25%	10%	9%	18%	15%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	7%	8%	20%	10%	11%	21%	3%	3%	7%	8%
Applications	(48%)	(25%)	(32%)	(35%)	(35%)	0%	38%	23%	72%	42%
New Software License Revenues	(3%)	4%	13%	2%	4%	19%	6%	5%	14%	11%

TOTAL COMPANY
Database & Middleware	$408	$712	$700	$1,073	$2,893	$486	$749	$782	$1,247	$3,265
Applications	107	137	140	231	615	69	215	152	350	785
New Software License Revenues	$515	$849	$840	$1,304	$3,508	$555	$964	$934	$1,597	$4,050
AS REPORTED GROWTH RATES
Database & Middleware	(7%)	11%	16%	15%	11%	19%	5%	12%	16%	13%
Applications	(4%)	27%	0%	(6%)	2%	(36%)	57%	9%	52%	28%
New Software License Revenues	(6%)	13%	13%	11%	9%	8%	14%	11%	22%	15%
CONSTANT CURRENCY GROWTH RATES
Database & Middleware	(11%)	2%	8%	11%	4%	14%	1%	8%	13%	9%
Applications	(6%)	18%	(5%)	(9%)	(2%)	(38%)	51%	7%	49%	25%
New Software License Revenues	(10%)	5%	5%	7%	3%	4%	9%	8%	20%	12%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

ORACLE CORPORATION

FISCAL 2005 FINANCIAL RESULTS

CURRENCY EFFECT ON REVENUE GROWTH

	Fiscal 2004					Fiscal 2005					Fiscal 2006
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Forecast

Currency Effect on Revenue Growth (1)
Americas	0.50%	1.41%	1.28%	0.13%	0.80%	0.09%	0.54%	0.88%	1.66%	0.85%	1.71%
Europe, Middle East & Africa	11.92%	13.50%	15.01%	7.44%	11.80%	7.75%	10.23%	6.60%	5.20%	7.38%	0.66%
Asia Pacific	2.88%	9.68%	9.33%	7.24%	7.40%	5.33%	3.77%	4.30%	4.53%	4.52%	4.61%

Total Worldwide	4.06%	7.32%	7.09%	3.84%	5.56%	3.60%	4.36%	3.45%	3.42%	3.78%	1.81%

USD vs. Major Currencies (2)
Euro	1.127	1.168	1.255	1.205	1.193	1.208	1.282	1.329	1.270	1.276	1.212
British Pound	1.613	1.690	1.840	1.809	1.745	1.812	1.850	1.909	1.855	1.859	1.823
Japanese Yen	0.008	0.009	0.009	0.009	0.009	0.009	0.009	0.010	0.009	0.009	0.009

(1)	Currency exchange growth is based on blended currencies in each geographical division and their respective revenue levels.

(2)	Currency exchange rates are based on quarterly revenue levels and monthly exchange rates within the period. 1 foreign currency = x USD.